                                                                   EXHIBIT 10(b)

                                                           EXECUTION COUNTERPART

                        AMENDMENT NO. 1 TO LOAN FACILITY
                             AGREEMENT AND GUARANTY

                  THIS AMENDMENT NO. 1 TO LOAN FACILITY AGREEMENT AND GUARANTY (this "Amendment") dated as of March 13, 1998, by and between AARON RENTS, INC., a Georgia corporation ("Sponsor"), each of the financial institutions listed on the signature pages hereof (the "Participants") and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as servicer (in such capacity, the "Servicer");

                              W I T N E S S E T H:

                  WHEREAS, the Sponsor, Participants and Servicer, in order to make available a loan facility to certain franchisees of Sponsor, entered into that certain Loan Facility Agreement and Guaranty dated as of January 20, 1998 (as hereafter amended or modified, the "Loan Facility Agreement") by and among Sponsor, Servicer and the Participants;

                  WHEREAS, in order to expedite the ongoing operations of the loan facility, Sponsor and the Servicer entered into that certain Servicing Agreement, dated as of January 20, 1998, as amended by that certain First Amendment to Servicing Agreement dated as of March 13, 1998 (as amended or modified, the "Servicing Agreement") to set forth certain agreements regarding fees and operations;

                  WHEREAS, the Sponsor has requested, and the Servicer and the Participants have agreed, to enter into certain amendments to the Loan Facility Agreement;

                  WHEREAS, the Sponsor, the Participants and the Servicer wish to enter into this Amendment to set forth their understandings regarding the amendments;

                  NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. Definitions. All terms used herein without definition shall have the meanings set forth for such terms in the Loan Facility Agreement.

         2.  Amendments.

                  1. Amendment to Section 1.1 of the Loan Facility Agreement.
         Section 1.1 of the Loan Facility Agreement is hereby amended by adding the following new definitions to such Section 1.1 in alphabetical ord\er:

                           '"Amortization Period" shall mean, for any Franchisee
                  Borrower (i) 18 months; provided that, in the case of Electronic Equipment Advances, such advance may be amortized over a period of 24 months; provided further, however, in the event the Franchisee Loan Commitment of such Franchisee Borrower is terminated by 90 days' notice from the Servicer, all amounts due and payable with respect to Electronic Equipment Advances shall be due and payable in full at the end of 18 months following the termination of the Franchisee Loan Commitment.
 .
                           "Electronic Equipment" shall include all computers,
                  computer equipment, big screen televisions, and any other types of inventory designated by the Sponsor from time to time and approved by the Required Participants. The Sponsor must send a written request for such approval to the Servicer.

                           "Electronic Equipment Advances" shall mean all
                  advances under Franchisee Loan Commitments made to purchase Electronic Equipment where the Sponsor and the Franchisee Borrower have agreed that the Amortization Period shall be 24 months.

                           "Electronic Equipment Asset Dispositions" shall mean
                  all Asset Dispositions of Electronic Equipment for which the Sponsor and the Franchisee Borrower have agreed that the Amortization Period shall be 24 months.

                  2. Further Amendment to Section 1.1 of the Loan Facility Agreement. Section 1.1 of the Loan Facility Agreement is hereby further amended by deleting the definition of "Loan Term" and substituting the following in lieu thereof:

                           ""Loan Term" means the prescribed term of the Loan
                  Commitment to any Borrower as documented in the applicable Loan Documents and any term out period thereafter, such term not to exceed, (x) in the case of any Franchisee Loan Commitment, one (1) year subject to extension in accordance with the terms of the applicable Franchisee Loan Agreement, plus, in the event that the Franchisee Loan Commitment is terminated upon ninety (90) days' notice from the Servicer, the Amortization Period and (y) in the case of a Qualified Franchisee Loan Commitment, four (4) years."

                  3. Amendment to Section 2.1 of the Loan Facility Agreement.
         Section 2.1 of the Loan Facility Agreement is hereby amended by deleting subsection (c) thereof and substituting the following in lieu thereof:

                           "(c) Authorization of Loan Commitments Pursuant to
                  Franchisee Commitment; Loan Terms. Within the limits of the Franchisee Commitment and in accordance with the procedures set forth in this Agreement and the Servicing Agreement, the Sponsor may authorize the Servicer to establish a Loan Commitment pursuant to the Franchisee Commitment in favor of a Franchisee who meets the credit criteria established by the Sponsor. The amount of each Loan Commitment shall be determined by the Sponsor but shall not be less than $100,000 for any Franchisee. Pursuant to the Loan Commitment, the Servicer shall agree to make

                  Advances to each Borrower thereunder. Each Loan shall bear interest at the Borrower Rate designated by Sponsor in the applicable Funding Approval Notice, and interest shall be payable on each Payment Date and on the Maturity Date of such Loan when all principal and interest shall be due and payable in full. Each Loan may be prepaid in full or in part on any Business Day, without premium or penalty. Each Loan Commitment shall be evidenced by a Franchisee Loan Agreement and Franchisee Note substantially in the forms attached hereto. The Loan Term of each Franchisee Loan Commitment shall be, initially, one year, but shall automatically renew unless terminated by ninety (90) days prior written notice by Servicer prior to the first anniversary date and may thereafter be terminated at any time by Servicer upon ninety
                  (90) days prior written notice by Servicer; provided that the amounts outstanding thereunder shall be allowed to term out over the Amortization Period as provided below. The proceeds of each advance made pursuant to the Franchisee Loan Commitment shall be used solely to purchase inventory. At the end of each month, the aggregate advances (other than Electronic Equipment Advances) made to each Franchisee Borrower during such month (net of any prepayments during such month other than Electronic Equipment Asset Disposition proceeds to the extent applied to offset Electronic Equipment Advances as provided below) shall be amortized (in accordance with a straight-line amortization schedule) over the Amortization Period. At the end of the month, the aggregate Electronic Equipment Advances made to each Franchisee Borrower during such month (net of proceeds of Electronic Equipment Asset Dispositions received during such month) shall be amortized (in accordance with a straight-line amortization schedule) over the Amortization Period. In the event that the Franchisee Loan Commitment of such Franchisee Borrower is terminated by the Servicer as provided above, the Franchisee Borrower shall, notwithstanding the other provisions of this
                  Section 2.6(c), amortize all outstanding advances over the Amortization Period (in accordance with a straight-line amortization schedule), with all Electronic Equipment Advances due and payable in full no later than 18 months after termination. In the event that the Franchisee Borrower terminates the Franchisee Loan Commitment upon ninety (90) days notice to the Servicer, however, all amounts advanced to such Franchisee Borrower shall be due and payable in full on the termination date, together with all accrued and unpaid interest thereon. With respect to each Franchisee Loan Agreement executed after the Effective Date (other than a Franchisee Loan Agreement executed by a Borrower under the Existing Facility Agreement), the Borrower shall agree to pay a commitment fee on the unused Loan Commitment in an amount to be determined by the Sponsor but in any event not to exceed 0.5% per annum, such commitment fee to be paid quarterly, in arrears."

                  4. Amendment to Section 8.13 of the Loan Facility Agreement.
         Section 8.13 of the Loan Facility Agreement is hereby amended by deleting the last clause of said Section 8.13 thereof and substituting the following in lieu thereof:

                           "subject to the Franchisee Borrowers' right to term
                  out advances for the Amortization Period."

                  5. Amendment to Exhibit B to Loan Facility Agreement. Exhibit B of the Loan Facility Agreement, the Form of Line of Credit and Security Agreement, is hereby amended by deleting said Exhibit B thereof and substituting Exhibit B attached hereto.

         3. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when this (i) Amendment shall have been executed and delivered by Sponsor and the Participants to the Servicer, and (ii) the Sponsor and the Servicer shall have executed the Amendment No. 1 to Servicing Agreement in the form attached hereto as Exhibit A.

         4. Representations and Warranties of Sponsor. Sponsor, without limiting the representations and warranties provided in the Loan Facility Agreement, represents and warrants to the Participants and the Servicer as follows:

                  1. The execution, delivery and performance by Sponsor of this Amendment are within Sponsor's corporate powers, have been duly authorized by all necessary corporate action (including any necessary shareholder action) and do not and will not (a) violate any provision of any law, rule or regulation, any judgment, order or ruling of any court or governmental agency, the articles of incorporation or by-laws of Sponsor or any indenture, agreement or other instrument to which Sponsor is a party or by which Sponsor or any of its properties is bound or (b) be in conflict with, result in a breach of, or constitute with notice or lapse of time or both a default under any such indenture, agreement or other instrument.

                  2. This Amendment constitutes the legal, valid and binding obligations of Sponsor, enforceable against Sponsor in accordance with their respective terms.

                  3. No Unmatured Credit Event or Credit Event has occurred and is continuing as of the Effective Date.

         5. Survival. Each of the foregoing representations and warranties and each of the representations and warranties made in the Loan Facility Agreement shall be made at and as of the Effective Date. Each of the foregoing representations and warranties shall constitute a representation and warranty of Sponsor under the Loan Facility Agreement, and it shall be a Credit Event if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time when made. Each of the representations and warranties made under the Loan Facility Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by the Participants or the Servicer.

         6. No Waiver, Etc. Sponsor hereby agrees that nothing herein shall constitute a waiver by the Participants of any Unmatured Credit Event or Credit Event, whether known or unknown, which may exist under the Loan Facility Agreement. Sponsor hereby further agrees that no action, inaction or agreement by the Participants, including without limitation, any indulgence, waiver, consent or agreement altering the provisions of the Loan Facility Agreement which may have occurred with respect to the non-payment of any obligation during the terms of the Loan Facility Agreement or any portion thereof, or any other matter relating to the Loan Facility Agreement, shall require or imply any future indulgence, waiver, or agreement by the Participants. In addition, Sponsor acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against any Participant with regard to any of the obligations due under the terms of the Loan Facility Agreement as of the date of this Amendment.

         7. Ratification of Loan Facility Agreement. Except as expressly amended herein, all terms, covenants and conditions of the Loan Facility Agreement and the other Operative Documents shall remain in full force and effect, and the parties hereto do expressly ratify and confirm the Loan Facility Agreement as amended herein. All future references to the Loan Facility Agreement shall be deemed to refer to the Loan Facility Agreement as amended hereby.

         8. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

         9. Costs, Expenses and Taxes. Sponsor agrees to pay on demand all reasonable costs and expenses of the Servicer in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Servicer with respect thereto and with respect to advising the Servicer as to its rights and responsibilities hereunder and thereunder. In addition, Sponsor shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Servicer and each Participant harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         11. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

         12. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

                  [Remainder of page intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.


                                    AARON RENTS, INC.

                                    By:
                                        --------------------------------------
                                        Title:

                                    Attest:
                                            ----------------------------------
                                            Secretary

                                    [CORPORATE SEAL]


                                    SUNTRUST BANK, ATLANTA, as Servicer


                                    By:
                                        --------------------------------------
                                        Title:


                                    By:
                                        --------------------------------------
                                        Title:


                                    SUNTRUST BANK, ATLANTA


                                    By:
                                        --------------------------------------
                                        Title:


                                    By:
                                        --------------------------------------
                                        Title:


                                    THE FIRST NATIONAL BANK OF CHICAGO/NBD


                                    By:
                                        --------------------------------------
                                        Title:

                                     FIRST UNION NATIONAL BANK


                                     By:
                                        --------------------------------------
                                        Title:


                                     SOUTHTRUST BANK, N.A.


                                     By:
                                        --------------------------------------
                                         Title: